                                                              EXHIBIT 10.46

                    TRADEMARK COLLATERAL SECURITY AGREEMENT
                    ---------------------------------------

          THIS AGREEMENT is made as of the 5th day of December, 1996, by and between WinCup Holdings, Inc. a corporation organized under the laws of the State of Delaware, having a mailing address at Three Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, PA 19087 ("WinCup"), and The Bank of New York Commercial Corporation as administrative and collateral agent for Lenders (as hereafter defined), having a mailing address at 1290 Avenue of the Americas, New York, New York 10104 (in such capacity, "Agent").

                                   BACKGROUND
                                   ----------

          WinCup, WinCup Holdings, L.P., Radnor Holdings Corporation, StyroChem International, Inc., and SP Acquisition Co., have entered into an Amended and Restated Revolving Credit and Security Agreement dated as of the date hereof (as amended and supplemented from time to time, the "Loan Agreement") with The Bank of New York Commercial Corporation, ("BNYCC"), the various financial institutions named therein or which hereafter become a party thereto (collectively, "Lenders") and BNYCC, as administrative and collateral monitoring (BNYCC, in such capacity, the "Agent"). In order to induce Agent and Lenders to execute and deliver the Loan Agreement, WinCup agreed to execute and deliver to Agent for the benefit of Lenders this Trademark Collateral Security Agreement ("Security Agreement"). This Security Agreement, covering Trademarks (as hereinafter defined), is being executed contemporaneously with the Loan Agreement under which Agent for the benefit of Lenders is granted a lien on and security interest in, inter alia, the Trademarks and the machinery, equipment
                      ----- ----
formulations, manufacturing procedures, quality control procedures and product specifications ("Other Assets") relating to products sold under the Trademarks, whereby Agent on behalf of Lenders shall have the right to foreclose simultaneously on the Trademarks and the Other Assets in the event of the occurrence and continuance of a default hereunder or an Event of Default under the Loan Agreement.

          NOW, THEREFORE, in consideration of the premises, WinCup and Agent hereby agree as follows:

          1.   Defined Terms.  Unless otherwise defined herein, terms defined in
               -------------
the Loan Agreement shall have their defined meanings when used herein and the following terms shall have the following meanings, unless the context otherwise requires:

               "Code" shall mean the Uniform Commercial Code as the same may from time to time be in effect in the State of New York.

               "Collateral" shall have the meaning assigned to it in Section 2 of this Security Agreement.

          "Licenses" shall mean the trademark license agreements of WinCup designated on Schedule I hereto, as any of the same may from time to time be
              ----------
amended or supplemented.

          "Proceeds" shall have the meaning assigned to it under Section 9-306 of the Code, and in any event, shall include, but not be limited to (i) any and all proceeds of any insurance, indemnity, warranty or guarantee payable to WinCup from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to WinCup from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Security Agreement" shall mean this Security Agreement, as the same may from time to time be amended or supplemented.

          "Trademarks" shall mean the U.S. registered trademarks and pending applications shown in the attached Schedule A, and those trademarks which are
                                   ----------
hereafter adopted or acquired by WinCup, and all right, title and interest therein and thereto, and all registrations, applications, and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, all whether now owned or hereafter acquired by WinCup.

          2.   Grant of Security Interest.  As collateral security for the
               --------------------------
prompt payment of the Obligations, WinCup hereby grants and conveys to Agent for the benefit of Lenders a security interest in and to (a) the entire right, title and interest of WinCup in and to the Trademarks, including the registrations and applications appurtenant thereto, listed in Schedule A hereto (as the same may
                                            ----------
be amended pursuant hereto from time to time), and in and to any and all trademarks, and registrations and applications appurtenant thereto, hereafter acquired or filed by WinCup, including without limitation all renewals thereof, all proceeds of infringement suits, the rights to sue for past, present and future infringements and all rights corresponding thereto in the United States and the goodwill of the business to which each of the Trademarks relates and (b) all of WinCup's right, title and interest in, to and under the following:

               (i)    all Licenses;

               (ii) all Receivables, contract rights and General Intangibles arising under or relating to each and every License (including, without limitation, (A) all moneys due and to become due under any License, (B) any damages arising out of or for breach or default in respect of any such License, (C) all other amounts from time to time paid or payable under or in connection with any such License, and
(D) the right of WinCup to terminate any such License or to perform and to exercise all remedies thereunder); and

               (iii) to the extent not otherwise included, all Proceeds and products of any or all of the foregoing. All of the property referred to in this paragraph 2 is hereinafter collectively called the "Collateral."

          3.   Representations and Warranties.  WinCup covenants and warrants
               ------------------------------
that as of the date of this Security Agreement:

               (a) The Trademarks are subsisting and have not been adjudged invalid or unenforceable;

               (b) To the best of WinCup's knowledge, each of the Trademarks is valid and enforceable;

               (c) There is no outstanding claim that the use of any of the Trademarks violates the rights of any third person;

               (d) WinCup is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Trademarks, free and clear of any liens, charges and encumbrances, (including, without limitation, pledges, assignments, licenses, registered user agreements and covenants by WinCup not to sue third persons), except for the Licenses referred to in Schedule I attached hereto;
      ----------

               (e) WinCup has the right to enter into this Security Agreement and perform its terms;

               (f) WinCup has used, and will continue to use for the duration of this Security Agreement, proper statutory notice, where appropriate, in connection with its use of the Trademarks; and

               (g) WinCup has used, and will continue to use for the duration of this Security Agreement, consistent standards of quality in its manufacture of products sold under the Trademarks.

          4.   Right of Inspection.  WinCup hereby grants to Agent and its
               -------------------
employees and agents the right to visit WinCup's plants and facilities which manufacture, inspect or store products sold under any of the Trademarks, and to inspect the products and quality control relating thereto at reasonable times during regular business hours. WinCup shall use its best efforts to do any and all acts required by Agent to ensure WinCup's compliance with paragraph 3(g) above.

          5.   New Trademarks.  (a)  If, before the Obligations shall have been
               --------------
paid in full, WinCup shall obtain rights to any new trademarks, the provisions of paragraph 2 shall automatically apply thereto and WinCup shall give Agent prompt written notice thereof. (b) WinCup grants Agent a power-of-attorney, irrevocable so long as the Loan Agreement is in existence, to modify this Security Agreement by amending Schedule A to include any future trademarks, including trademark
         ----------
registrations or applications appurtenant thereto covered by this Security Agreement.

          6.   Covenants.  WinCup covenants and agrees with Agent that from and
               ---------
after the date of this Security Agreement and until the Obligations are fully satisfied:

               (a)    Further Documentation; Pledge of Instruments. At any time
                      --------------------------------------------
and from time to time, upon the written request of Agent, WinCup will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Agent may reasonably deem desirable in obtaining the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Code with respect to the liens and security interests granted hereby. WinCup also hereby authorizes Agent to file any such financing or continuation statement without the signature of WinCup to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged to Agent hereunder, duly endorsed in a manner satisfactory to Agent.

               (b)    Maintenance of Trademarks. WinCup will not do any act, or
                      -------------------------
omit to do any act, whereby the Trademarks or any registration or application appurtenant thereto, may become abandoned, invalidated, unenforceable, avoided, avoidable, or will otherwise diminish in value, and shall notify Agent immediately if it knows of any reason or has reason to know of any ground under which this result may occur. WinCup shall take appropriate action at its expense to halt the infringement of the Trademarks and shall properly exercise its duty to control the nature and quality of the goods offered by any licensees in connection with the Licenses set forth in Schedule I.
                                          ----------

               (c)    Indemnification. (A) WinCup assumes all responsibility and
                      ---------------
liability arising from the use of the Trademarks, and WinCup hereby indemnifies and holds Agent and Lenders harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys' fees) arising out of WinCup's operations of its business from the use of the Trademarks. (B) In any suit, proceeding or action brought by Agent or any Lender under any License for any sum owing thereunder, or to enforce any provisions of such License, WinCup will indemnify and keep Agent and Lenders harmless from and against all expense, loss or damage suffered by reason of any defense, set off, counterclaim, recoupment or reduction or liability whatsoever of the obligee thereunder, arising out of a breach of WinCup of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from WinCup, and all such obligations of WinCup shall be and remain enforceable against and only against WinCup and shall not be enforceable against Agent or any Lender.

               (d)    Limitation of Liens on Collateral. WinCup will not create,
                      ---------------------------------
permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove any lien, security interest, encumbrance, claim or right, in or to the Collateral, and will defend the right, title and interest of Agent in and to any of WinCup's rights under the Licenses and to the Proceeds thereof against the claims and demands of all persons whomever.

               (e)    Limitations on Modifications of Licenses. WinCup will not
                      ----------------------------------------
(i) amend, modify, terminate or waive any provision of any License in any manner which might materially adversely affect the value of such License or the Trademarks as Collateral, without the written consent of Agent, (ii) fail to exercise promptly and diligently each and every material right which it may have under each License (other than any right of termination), without the prior written consent of Agent, or (iii) fail to deliver to Agent a copy of each material demand, notice or document sent or received by it relating in any way to any License or Trademark.

               (f)    Notices.  WinCup will advise Agent promptly, in reasonable
                      -------
detail (i) of any lien or claim made or asserted against any of the Collateral,
(ii) of any material change in the composition of the Collateral and (iii) of the occurrence of any other event which would have a material adverse effect on the value of any of the Collateral or on the security interests created hereunder.

               (g)    Limitation on Further Uses of Trademarks. WinCup will not
                      ----------------------------------------
assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive or non-exclusive license, or otherwise dispose of any of the Collateral, without prior written consent of Agent.

          7.   Agent's Appointment as Attorney-in-Fact.
               ---------------------------------------

               (a) WinCup hereby irrevocably constitutes and appoints Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of WinCup and in the name of WinCup or in its own name, from time to time in Agent's discretion, for the purposes of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives Agent the power and right, on behalf of WinCup, to do the following:

               (i) Upon the occurrence and during the continuance of an Event of Default, to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any License and, in the name of WinCup or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any License and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Agent for the purpose of collecting any and all such moneys due under any License whenever payable;

               (ii) To pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

               (iii) Upon the occurrence and during the continuance of an Event of Default (A) to direct any party liable for any payment under any of the Licenses to make payment of any and all moneys due and to become due thereunder directly to Agent or as Agent shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (D) to defend any suit, action or proceeding brought against WinCup with respect to any Collateral; (E) to settle, compromise, or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Agent may deem appropriate; and (F) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though gent were the absolute owner thereof for all purposes, and to do, at Agent's option all acts and things which Agent deems necessary to protect, preserve or realize upon the Collateral and Agent's security interest therein, in order to effect the intent of this Security Agreement, all as fully and effectively as WinCup might do.

          This power of attorney is a power coupled with an interest and shall be irrevocable. Notwithstanding the foregoing, WinCup further agrees to execute any additional documents which Agent may require in order to confirm this power of attorney, or which Agent may deem necessary to enforce any of its rights contained in this Security Agreement.

               (b) The powers conferred on Agent hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to WinCup for any act or failure to act, except for its own gross (not mere) negligence or willful misconduct.

               (c) WinCup also authorizes Agent to execute, in connection with the sale provided for in paragraph 10(b) of this Security Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

          8.   Execution of Power of Attorney.  Concurrently with the execution
               ------------------------------
and delivery hereof, WinCup is executing and delivering to Agent, in the form of

Schedule II hereto, ten (10) originals of a Power of Attorney for the
-----------
implementation of the assignment, sale or other disposal of the Trademarks pursuant to paragraph 7 hereof.

          9.   Performance by Agent of WinCup's Obligations.  If WinCup fails to
               --------------------------------------------
perform or comply with any of its agreements contained herein and Agent, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of Agent incurred in connection with such performance or compliance shall be payable by WinCup to Agent on demand and shall constitute Obligations secured hereby.

          10.  Remedies, Rights Upon Event of Default.
               --------------------------------------

               (a)    If an Event of Default shall occur and be continuing:

                      (i) All payments received by WinCup under or in connection with any of the Collateral shall be held by WinCup in trust for Lenders, shall be segregated from other funds of WinCup and shall forthwith upon receipt by WinCup, be turned over to Agent, in the same form as received by WinCup (duly indorsed by WinCup to Agent, if required); and

                      (ii) Any and all such payments so received by Agent (whether from WinCup or otherwise) may, in the sole discretion of Agent, be held by Agent as collateral security for, and/or then or at any time thereafter applied in whole or in part by Agent against all or any part of the Obligations in such order as Agent shall elect. Any balance of such payments held by Agent and remaining after payment in full of all the Obligations shall be paid over to WinCup or to whomsoever may be lawfully entitled to receive the same.

                  (b) If any Event of Default shall occur and be continuing, Agent and Lenders may exercise in addition to all other rights and remedies granted to them in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Uniform Commercial Code.

WinCup shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Lenders are entitled. WinCup shall also be liable for the reasonable fees of any attorneys employed by Agent and Lenders to collect any such deficiency and also as to any reasonable attorney's fees incurred by Agent and Lenders with respect to the collection of any of the Obligations and the enforcement of any of Agent's and Lenders' respective rights hereunder.

          11.  Termination.  At such time as WinCup shall completely pay in
               -----------
full all of the Obligations and the Loan Agreement is terminated, this Security Agreement shall terminate and Agent shall execute and deliver to WinCup all such releases, deeds, assignments and other instruments as may be necessary or proper to re-vest in WinCup full title to the Trademarks, subject to any disposition thereof which may have been made by Agent pursuant hereto.

          12.  Notices.  Any notice to be given to Agent or WinCup under this
               -------
Agreement shall be given in the manner and to the parties designated in the Loan Agreement.

          13.  No Waiver.  No course of dealing between WinCup, Agent or any
               ---------
Lender, nor any failure to exercise, nor any delay in exercising, on the part of Agent or any Lender, any right, power or privilege hereunder or under the Loan Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          14.  Cumulative Remedies.  All of Agent's and Lenders' rights and
               -------------------
remedies with respect to the Collateral, whether established hereby or by the Loan Agreement, or by any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently.

          15.  Severability.  The provisions of this Security Agreement are
               ------------
severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

          16.  No Modification Except in Writing.  This Security Agreement is
               ---------------------------------
subject to modification only by a writing signed by the parties, except as provided in paragraphs 5 and 7.

          17.  Successors and Assigns.  The benefits and burdens of this
               ----------------------
Security Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

          18.  Governing Law.  The validity and interpretation of this Security
               -------------
Agreement and the rights and obligations of the parties shall be governed by the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the day and year first above written.

                                    WINCUP HOLDINGS, INC.

WITNESS:

[SIGNATURE APPEARS HERE]            By: /s/ Michael T. Kennedy
---------------------------            --------------------------
                                       Name: Michael T. Kennedy
                                       Title: President

                                    THE BANK OF NEW YORK COMMERCIAL CORPORATION, as Agent
WITNESS:

[SIGNATURE APPEARS HERE]            By: [SIGNATURE APPEARS HERE]
---------------------------            --------------------------
                                       Name:
                                       Title:

STATE OF PENNSYLVANIA )
                      : ss.:
COUNTY OF PHILADELPHIA)


     On this 5th day of December, 1996, before me personally came Michael T. Kennedy, to me known, who, being by me duly sworn, did depose and say that he is the President of WinCup Holdings, Inc., and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of each corporation.


                                  [SIGNATURE APPEARS HERE]
                              ------------------------------
                                         NOTARY PUBLIC



STATE OF NEW YORK )
                  :  ss.:
COUNTY OF NEW YORK)


          Before me, the undersigned, on this 5th day of December, 1996, personally appeared Ryan D. Peak, to me known personally, and who being by me duly sworn, deposes and says that he is the Vice President of The Bank of New York Commercial Corporation, and that said instrument was signed on behalf of said corporation by authority of its Board of Directors, and he acknowledged said instrument to be the free act and deed of said corporation.


                                     [SIGNATURE APPEARS HERE]
                                   ----------------------------
                                            Notary Public

                                   SCHEDULE A


Schedule A to a Trademark Collateral Security Agreement dated as of December 5, 1996, by and between WinCup Holdings, Inc. and THE BANK OF NEW YORK COMMERCIAL CORPORATION, as Agent.


Reg. No. or                                            Reg. or
Application No.            Mark                        Filing Date
---------------            ----                        -----------
75/187876                  ComPac                      10/25/96
(serial number)

                                  SCHEDULE I
                                  ----------

                                   LICENSES
                                   --------

                                  SCHEDULE II
                                  -----------

                           SPECIAL POWER OF ATTORNEY
                           -------------------------

STATE OF __________ )
                    :  ss.:
COUNTY OF _________ )

          KNOW ALL MEN BY THESE PRESENTS, that WinCup HOLDINGS INC, a corporation organized under the laws of the State of Delaware, with its principal office at Three Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, PA 19087, (hereafter called "WinCup"), pursuant to a Trademark Collateral Security Agreement, dated as of the date hereof, (the "Security Agreement"), hereby appoints and constitutes THE BANK OF NEW YORK COMMERCIAL CORPORATION, a New York corporation, with offices at 1290 Avenue of the Americas, New York, New York 10104, in its capacity as administrative and collateral agent ("Agent") for itself and the various other financial institutions named in and which hereafter become a party to that certain Amended and Restated Revolving Credit and Security Agreement dated as of the date hereof among WinCup, The Bank of New York Commercial Corporation ("BNYCC"), the various financial institutions named therein and which hereafter become a party thereto (collectively, "Lenders") and Agent, its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of WinCup:

          1. Assigning, selling or otherwise disposing of all right, title and interest of WinCup in and to the Trademarks listed on Schedule A
                                                                     ----------
               of the Security Agreement, and including those trademarks which are added to the same subsequent hereto, and all registrations and recordings thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to the foregoing, and to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

          2. To execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as Agent may in its sole discretion determine.

          This power of attorney is made pursuant to the Security Agreement WinCup and Agent and may not be revoked until the payment in full of all Obligations as defined in the Security Agreement.

                              WINCUP HOLDINGS, INC.


                              By:__________________________________
                                 Michael T. Kennedy
                                 President



STATE OF __________ )
                    : ss.:
COUNTY OF _________ )


     On this _____ day of December, 1996, before me personally came Michael T. Kennedy, to me known, who, being by me duly sworn, did depose and say that he is the President of WinCup Holdings, Inc., and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of each corporation.

                              ______________________________
                                         NOTARY PUBLIC

                                  SCHEDULE III
                                  ------------

                                   TRADEMARKS
                                   ----------



"COMPAC", U.S. Trademark Serial No. 75/187876; filed on the Federal Register on October 25, 1996.